UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities and Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                             Salisbury Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (4) Date Filed:

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                             SALISBURY BANCORP, INC.
                                5 BISSELL STREET
                               LAKEVILLE, CT 06039
                                 (860) 435-9801

                                  SUPPLEMENT TO
                                 PROXY STATEMENT
                     FOR 2009 ANNUAL MEETING OF SHAREHOLDERS
                                  May 27, 2009

         You were previously sent a Proxy Statement and related form of Proxy of Salisbury Bancorp, Inc. (the "Company"), for use at the 2009 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 27, 2009, at 4:00 p.m., at the Interlaken Inn, 74 Interlaken Road, Lakeville, Connecticut 06039, and at any and all adjournments thereof.

         The following portion of the Proxy Statement is amended to read as follows:

Principal Shareholders of the Company
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         Management  is not aware of any person  (including  any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who owns beneficially more than 5% of the Company's Common Stock as of the Record Date (March 27, 2009), other than Andrew T. Dwyer. According to a
Schedule 13G filed with the Securities and Exchange Commission on March 19, 2009, Mr. Dwyer, whose address is c/o Airlie Group, 115 East Putnam Avenue, Greenwich, CT 06830, beneficially owned, including shares owned by a limited liability company of which he is the sole manager, 85,304 shares of Common Stock of the Company, representing 5.1% of the shares of Common Stock outstanding on the Record Date.

                                    ********

         Reference is made to the complete Proxy Statement previously sent to you for further information concerning the Annual Meeting. Any Proxy given may be revoked at any time before it is exercised by submitting a later dated executed Proxy, and any shareholder who executes and returns a Proxy and who attends the Annual Meeting may withdraw the Proxy at any time before it is voted and vote his or her shares in person. A Proxy may also be revoked by giving written notice to the Secretary of the Company prior to the taking of a vote. You may receive another copy of the complete Proxy Statement and/or a Proxy without charge upon request to:

          John F. Foley, Chief Financial Officer, Treasurer & Secretary
                             Salisbury Bancorp, Inc.
                                 P. O. Box 1868
                        Lakeville, Connecticut 06039-1868
                                 1-860-435-9801

                                           BY ORDER OF THE BOARD OF DIRECTORS OF
                                           SALISBURY BANCORP, INC.

                                           John F. Foley, Secretary
April 29, 2009